OREO	12 Months Ended
Dec. 31, 2014
OREO [Abstract]
OREO
Note 7.  OREO

OREO at December 31, 2014 was $20.9 million, compared to $28.9 million at December 31, 2013, a decrease of $8.0 million. The real estate owned at December 31, 2014 consisted of 19 properties, the largest being a condominium development at $9.1 million. This property was sold in 2010 but does not qualify for a sales treatment under GAAP because of continuing involvement by the Company in the form of financing. During 2014, the Company disposed of $11.9 million of OREO, recognizing a gain of $722,000, compared to $4.2 million of OREO sold in 2013, recognizing a loss of $141,000. Also during 2014, the Company wrote down OREO property by $1.3 million, compared to $521,000 of write-downs in 2013, based on a decline in appraised values. There was a valuation allowance related to OREO of $1.5 million as of December 31, 2014, compared to a valuation allowance related to OREO of $2.4 million as of December 31, 2013. Operating expenses related to OREO, net of related income, for 2014 and 2013, were $3.9 million and $4.6 million, respectively.

An analysis of OREO activity for the years ended December 31, 2014 and 2013 is as follows:

	For the Year Ended December 31,
	2014	2013
	(Amounts in thousands)
Balance at beginning of period	$28,910	$26,057
Real estate acquired in settlement of loans	5,797	9,903
Allowance for OREO	(1,493)	(2,417)
Sales of real estate	(11,851)	(4,223)
Gain (loss) on sale of real estate	722	(141)
Write-down of real estate carrying values	(1,318)	(521)
Donated property	(22)	—
Reimbursement of funds	(251)	—
Capitalized improvements to real estate	437	252
Balance at end of period	$20,931	$28,910